Exhibit 10.22(a)
SECOND AMENDMENT TO
MOTOR TRANSPORTATION CONTRACT
     THIS SECOND AMENDMENT to Motor Transportation Contract (the “Amendment”) is entered into this 11th day of June, 2007, by and between AMERICAN HONDA MOTOR CO., INC. (“Shipper”) and ALLIED SYSTEMS, LTD. (“Carrier”).
     WHEREAS, Shipper and Carrier are parties to that Motor Transportation Contract dated April 1, 2002 as amended by that certain amendment dated January 30, 2006 collectively, (the “Agreement”). Capitalized terms used but not defined herein have the meanings as set forth in the Agreement.
     WHEREAS, Shipper and Carrier desire to amend certain terms of the Agreement as more fully set forth herein;
     NOW, THEREFORE, in consideration of the mutual promises contained in this Second Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Shipper and Carrier agree as follows:
1.	Effective Date and Duration. Section 2 of the Agreement is hereby amended in its entirety to read as follows:

“This Contract shall terminate as of March 31, 2010. The term shall automatically be extended for successive periods of one (1) year until terminated by either party upon not less than sixty (60) days’ notice prior to the expiration of the then current term.”

2.	Rate Modifications Effective July 1, 2007. Section 4 of the Agreement is hereby amended to add the following to the end of the first sentence of Section 4:

“..., provided that the schedule of rates and charges existing as of the date of this Amendment and as set forth in the Appendix attached to the Agreement shall be amended in order to provide that all rates and charges charged by Carrier to Shipper for transportation services herein shall be increased by [XXX] percent ([XXX]%) effective July 1, 2007. From April 1, 2008, through March 31, 2009, the applicable rates and charges for transportation services provided by Carrier will be further increased by [XXX] percent ([XXX]%). From April 1, 2009 through the remaining term of the Agreement, the applicable rates and charges for transportation services provided by Carrier will be further increased by [XXX] percent ([XXX]%). The above increases shall apply to all rates and services however characterized under this

[XXXX] —	Represents material deleted per the Company’s request for Confidential Treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Agreement but shall not apply to any fuel surcharge payments provided for in the Agreement.”

3.	Section 20. A new Section 20 is hereby added to the Agreement:

“20. Performance Incentive. Shipper and Carrier further agree that Carrier shall have the opportunity to earn four (4) performance incentive payments during the twelve-month period beginning April 1, 2007 and ending March 31, 2008 which shall be earned and paid as follows:

For the period beginning April 1, 2007 and ending June 30, 2007, in the event Carrier’s service compliance equa1s or exceeds [XXX]% but is less than [XXX]% of the current standards as measured by current ICL methodology, Shipper shall pay Carrier an incentive payment of $[XXX]; if Carrier’s service compliance equals or exceeds [XXX]% but is less than [XXX]%, Shipper shall pay Carrier an incentive payment of $[XXX]; and if Carrier’s service compliance equals or exceeds [XXX]%, Shipper shall pay Carrier an incentive payment of $[XXX]. The same process shall apply to each three-month period immediately following, through March 31, 2008. The quarterly payment amounts provided for herein shall be paid within fifteen (15) days of the determination by Shipper and Carrier that Carrier has met the quarterly performance standard as set forth herein.”

4.	Agreement Continues. The terms and provisions of this Second Amendment amend, add to, and constitute part of the Agreement, and this Second Amendment and the Agreement shall be read as one document. Except as expressly modified and amended by the terms of this Second Amendment, all other terms and conditions of the Agreement remain in full force and effect, and are ratified, reaffirmed, confirmed and approved. If there is an express conflict between the terms of this Second Amendment and the terms of the Agreement, the terms of this Second Amendment shall govern.

5.	Counterparts. This Second Amendment may be executed by the parties in separate counterparts, each of which when executed and delivered shall be deemed an original, and all such counterparts will constitute one and the same instrument. All signatures of any party may be transmitted by facsimile or email and a facsimile or email will for all purposes be deemed to be the original signature of the person that reproduces and will be binding upon that person and upon the party upon whose behalf that person signed.

6.	All other provisions of the Agreement (and First Amendment) shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective representatives on the day and year first written above.

AMERICAN HONDA MOTOR CO., INC.			ALLIED SYSTEMS, LTD.

By:	/s/ Daniel K. Bonawitz		By:	/s/ Keith Rentzel

	Title:	VP, Corp. Plng & Lohistics		Title:	SVP

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